American Beacon Continuous Capital Emerging Markets Fund

Supplement dated June 1, 2022

to the

Prospectus, Summary Prospectus, and Statement of Additional Information, each dated June 1, 2022

The Board of Trustees of American Beacon Funds has approved a plan to liquidate and terminate the American Beacon Continuous Capital Emerging Markets Fund (the “Fund”) on or about July 15, 2022 (the “Liquidation Date”), upon the recommendation of American Beacon Advisors, Inc., the Fund’s investment manager.

In anticipation of the liquidation, effective immediately, the Fund is closed to new shareholders. In addition, in anticipation of and in preparation for the liquidation of the Fund, Continuous Capital, LLC, the sub-advisor to the Fund, may need to increase the portion of the Fund’s assets held in cash and similar instruments in order to pay for the Fund’s expenses and to meet redemption requests. The Fund will no longer be pursuing its investment objective during this transition. On or about the Liquidation Date, the Fund will distribute cash pro rata to all shareholders who have not previously redeemed or exchanged all of their shares on or about the Liquidation Date. These shareholder distributions may be taxable events. Thereafter, the Fund will terminate.

The Fund will be liquidated on or about July 15, 2022. Liquidation proceeds will be delivered in accordance with the existing instructions for your account. No action is needed on your part.

Please note that you may be eligible to exchange your shares of the Fund at net asset value per share at any time prior to the Liquidation Date for shares of the same share class of another American Beacon Fund under certain limited circumstances. You also may redeem your shares of the Fund at any time prior to the Liquidation Date. No sales charges, redemption fees or termination fees will be imposed in connection with such exchanges and redemptions. In general, exchanges and redemptions are taxable events for shareholders.

In connection with its liquidation, the Fund may declare distributions of its net investment income and net capital gains in advance of its Liquidation Date, which may be taxable to shareholders.

You should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.

If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.

For more information, please contact us at 1-800-658-5811, Option 1. If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary for further details.

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